UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCPL	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 24, 2026, Netcapital Inc. (the “Company”) received a delinquency notification letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Form 10-K”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

The Notice has no immediate effect on the listing or trading of the Company’s common stock or warrants on The Nasdaq Stock Market. However, Nasdaq has advised the Company that, beginning five business days from the date of the Notice, the Company will be included in Nasdaq’s public list of non-compliant companies, and an indicator reflecting the Company’s non-compliance will be broadcast over Nasdaq’s market data dissemination network and made available to third-party market data providers.

Under the Nasdaq Listing Rules, the Company has 60 calendar days from receipt of the Notice, or until October 23, 2026, to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1). If Nasdaq accepts the Company’s plan, Nasdaq may grant an exception of up to 180 calendar days from the Form 10-K’s due date, or until February 9, 2027, for the Company to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel pursuant to Nasdaq Listing Rule 5815(a).

The Company intends to submit a plan to regain compliance within the period required by Nasdaq and to file the Form 10-K as promptly as practicable. However, there can be no assurance that Nasdaq will accept the Company’s plan, that the Company will be able to regain compliance with Nasdaq Listing Rule 5250(c)(1), or that the Company will be able to maintain compliance with the other continued listing requirements of Nasdaq.

On August 28, 2026, the Company issued a press release announcing its receipt of the Notice, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Current Report on Form 8-K and the press release are intended to satisfy the public announcement requirement of Nasdaq Listing Rule 5810(b).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of Netcapital Inc., dated August 28, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

August 28, 2026	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer